UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-4 Home Equity Mortgage Pass-Through Certificates, Series 2004-4)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-05              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-4
Home Equity Mortgage Pass-Through Certificates, Series 2004-4
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: November 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 4
                           Statement to Certificate Holders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00       94,791,609.91   4,193,158.87     186,423.50    4,379,582.37     0.00        0.00       90,598,451.04
A2       148,000,000.00      134,859,231.81  10,579,339.82     249,639.42   10,828,979.24     0.00        0.00      124,279,891.99
A3       104,300,000.00      104,300,000.00           0.00     215,321.56      215,321.56     0.00        0.00      104,300,000.00
A4        19,000,000.00       19,000,000.00           0.00      41,082.22       41,082.22     0.00        0.00       19,000,000.00
AR               100.00                0.00           0.00           0.00            0.00     0.00        0.00                0.00
ARL              100.00                0.00           0.00           0.00            0.00     0.00        0.00                0.00
M1        19,975,000.00       19,975,000.00           0.00      44,610.83       44,610.83     0.00        0.00       19,975,000.00
M2        18,800,000.00       18,800,000.00           0.00      42,320.89       42,320.89     0.00        0.00       18,800,000.00
M3        10,575,000.00       10,575,000.00           0.00      24,275.50       24,275.50     0.00        0.00       10,575,000.00
M4        10,575,000.00       10,575,000.00           0.00      28,035.50       28,035.50     0.00        0.00       10,575,000.00
M5         9,400,000.00        9,400,000.00           0.00      25,756.00       25,756.00     0.00        0.00        9,400,000.00
M6        10,575,000.00       10,575,000.00           0.00      30,855.50       30,855.50     0.00        0.00       10,575,000.00
B1         7,050,000.00        7,050,000.00           0.00      23,390.33       23,390.33     0.00        0.00        7,050,000.00
B2         8,225,000.00        8,225,000.00           0.00      28,019.83       28,019.83     0.00        0.00        8,225,000.00
B3         3,525,000.00        3,525,000.00           0.00      17,021.83       17,021.83     0.00        0.00        3,525,000.00
P                100.00              100.00           0.00     142,815.61      142,815.61     0.00        0.00              100.00
TOTALS   470,000,300.00      451,650,941.72  14,772,498.69   1,099,568.52   15,872,067.21     0.00        0.00      436,878,443.03

X1       470,000,300.00      470,000,300.00           0.00           0.00            0.00     0.00        0.00      470,000,300.00
X2       470,000,300.00      470,000,300.00           0.00           0.00            0.00     0.00        0.00      470,000,300.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       22541SYF9       947.91609910     41.93158870      1.86423500     43.79582370     905.98451040       A1       2.212500 %
A2       22541SB56       911.21102574     71.48202581      1.68675284     73.16877865     839.72899993       A2       2.082500 %
A3       22541SB64     1,000.00000000      0.00000000      2.06444449      2.06444449   1,000.00000000       A3       2.322500 %
A4       22541SB72     1,000.00000000      0.00000000      2.16222211      2.16222211   1,000.00000000       A4       2.432500 %
AR       22541SYG7         0.00000000      0.00000000      0.00000000      0.00000000       0.00000000       AR       8.486655 %
ARL      22541SYH5         0.00000000      0.00000000      0.00000000      0.00000000       0.00000000       ARL      8.486655 %
M1       22541SYJ1     1,000.00000000      0.00000000      2.23333317      2.23333317   1,000.00000000       M1       2.512500 %
M2       22541SYK8     1,000.00000000      0.00000000      2.25111117      2.25111117   1,000.00000000       M2       2.532500 %
M3       22541SYL6     1,000.00000000      0.00000000      2.29555556      2.29555556   1,000.00000000       M3       2.582500 %
M4       22541SYM4     1,000.00000000      0.00000000      2.65111111      2.65111111   1,000.00000000       M4       2.982500 %
M5       22541SYN2     1,000.00000000      0.00000000      2.74000000      2.74000000   1,000.00000000       M5       3.082500 %
M6       22541SYP7     1,000.00000000      0.00000000      2.91777778      2.91777778   1,000.00000000       M6       3.282500 %
B1       22541SYQ5     1,000.00000000      0.00000000      3.31777730      3.31777730   1,000.00000000       B1       3.732500 %
B2       22541SYR3     1,000.00000000      0.00000000      3.40666626      3.40666626   1,000.00000000       B2       3.832500 %
B3       22541SYS1     1,000.00000000      0.00000000      4.82888794      4.82888794   1,000.00000000       B3       5.432500 %
P        22541SYT9     1,000.00000000      0.00000000      ###########    ###########   1,000.00000000       P        8.486655 %
TOTALS                   960.95883709     31.43082821      2.33950600     33.77033421     929.52800888

X1       22541SYU6     1,000.00000000      0.00000000      0.00000000      0.00000000   1,000.00000000       X1       0.000000 %
X2       22541SYV4     1,000.00000000      0.00000000      0.00000000      0.00000000   1,000.00000000       X2       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com

Sec. 4.06(a)(i)                  Principal Remittance Amount                                                        12,512,102.10

                                 Scheduled Principal Payments                                                          375,291.43

                                 Principal Prepayments                                                              11,989,684.76

                                 Curtailments                                                                          146,705.52

                                 Curtailment Interest Adjustments                                                          420.39

                                 Repurchase Principal                                                                        0.00

                                 Substitution Amounts                                                                        0.00

                                 Net Liquidation Proceeds                                                                    0.00

                                 End of Pre-Funding Period Transfer                                                 29,207,773.00

                                 Other Principal Adjustments                                                                 0.00

                                 Gross Interest                                                                      3,597,201.83

                                 Recoveries from Prior Loss Determinations                                                   0.00

                                 Reimbursements of Non-Recoverable Advances Previously Made                                612.75

                                 Recovery of Reimbursements Previously Deemed Non-Recoverable                                0.00

Prepayment Penalties             Number of Loans with Respect to which Prepayment Penalties were Collected                     68

                                 Balance of Loans with Respect to which Prepayment Penalties were Collected          3,658,050.24

                                 Amount of Prepayment Penalties Collected                                              142,814.90

Sec. 4.06(a)(iv)                 Beginning Number of Loans Outstanding                                                        598

                                 Beginning Aggregate Loan Balance                                                  453,958,081.52

                                 Ending Number of Loans Outstanding                                                        10,255

                                 Ending Aggregate Loan Balance                                                     441,445,979.42

Sec. 4.06(a)(v)                  Servicing Fees (Including Credit Risk Manager Fees)                                   196,116.56

                                 Trustee Fees                                                                            3,782.98

Sec. 4.06(a)(vii)                Current Advances                                                                             N/A

                                 Aggregate Advances                                                                           N/A


Section 4.06(a)(viii)            Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   82             3,212,993.94                  0.73 %
                                              2 Month                   40             2,159,088.28                  0.49 %
                                              3 Month                   11               596,610.58                  0.14 %
                                               Total                   133             5,968,692.80                  1.36 %
                                 * Delinquent Bankruptcies are included in the table above.

                                 Bankruptcies
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                            15              522,367.37                  0.12 %
                                                       * Only Current Bankruptcies are reflected in the table above.

                                 Foreclosures
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                  0.00                  0.00 %

Section 4.06(a)(xi)              REO Properties
                                                        Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             0                  0.00                  0.00 %

Section 4.06(a)(xii)             Current Realized Losses                                                                     0.00

                                 Cumulative Realized Losses - Reduced by Recoveries                                          0.00

Sec. 4.06 (a)(xiv)               Amount on Deposit in Pre-Funding Account                                                    0.00

Sec. 4.06 (a)(xiv)               Capitalized Interest Requirement                                                            0.00

Sec. 4.06 (a)(xiv)               Weighted Average Net Mortgage Rate                                                     0.00000 %

Trigger Event                    Trigger Event Occurrence (Effective July 2007)                                                NO
                                 (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                                 Rolling 3 Month Delinquency Rate                                                       0.27768 %
                                 Sr. Enhancement Percentage x 16%                                                       3.85981 %
                                                       OR
                                 (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                                 Cumulative Loss % of Original Aggregate Collateral Balance                                0.00 %
                                 Cumulative Loss Limit                                                                     6.25 %

O/C Reporting                    Targeted Overcollateralization Amount                                              21,150,013.50
                                 Ending Overcollateralization Amount                                                 4,567,536.39
                                 Ending Overcollateralization Deficiency                                            16,582,477.11
                                 Overcollateralization Release Amount                                                        0.00
                                 Monthly Excess Interest                                                             2,259,458.77
                                 Payment to Class X-1                                                                        0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
